UNLIMITED GUARANTY

         UNLIMITED GUARANTY dated as of August 23, 2005, by each of the subsidiaries of ALLBRITTON COMMUNICATIONS COMPANY party hereto (each a "Guarantor" and collectively, the "Guarantors"), in favor of BANK OF AMERICA, N.A., a national banking association with an office at 100 Federal Street, Boston, Massachusetts, as Agent (the "Agent") for the Banks parties to the Credit Agreement referred to below.

                                    Recitals

         Pursuant to that certain CREDIT AGREEMENT (the "Credit Agreement") entered into as of August 23, 2005, by and among Allbritton Communications Company (the "Borrower"), the financial institutions party thereto (the "Banks"), and the Agent, the Banks have agreed to extend credit facilities to the Borrower. The Credit Agreement provides for, among other things, a guaranty to be executed by the Guarantors.

         The Guarantors are affiliates of the Borrower and shall receive substantial benefits through increased business opportunities and business synergies from their affiliation with the Borrower and the extension of credit by the Banks to the Borrower and each Guarantor's execution, delivery and performance of this Guaranty are in furtherance of each Guarantor's purposes and is necessary and convenient to the conduct, promotion or attainment of each such Guarantor's business. In connection with the granting of the credit facilities under the Credit Agreement, the Banks are requiring that the Guarantors shall have executed and delivered this Guaranty. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Amended and Restated Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Banks to grant the credits under the Credit Agreement, the Guarantors hereby agree jointly and severally as follows:

1. Guaranty of Payment and Performance. The Guarantors hereby guarantee to the Agent and the Banks, jointly and severally, the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all indebtedness, liabilities, agreements and other obligations of the Borrower to the Agent and the Banks, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter acquired or arising under the Credit Agreement or any other Loan Documents or in respect of the Loans (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent and the Banks first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantors hereunder shall become immediately due and payable to the Agent and the Banks, without demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by the Guarantors hereunder may be required by the Agent on any number of occasions.

2. Guarantors' Agreement to Pay. The Guarantors further agree, jointly and severally, as principal obligors and not as guarantors only, to pay to the Agent and the Banks, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Agent and the Banks in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the rate of interest announced by the Agent from time to time at its head office as its Base Rate, plus 4%; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3. Unlimited Guaranty. The liability of the Guarantors hereunder shall be unlimited.

4. Waivers by Guarantors; Agent's Freedom to Act. The Guarantors agree that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent and the Banks with respect thereto. The Guarantors waive presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantors agree to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agree that the obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent and the Banks to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Agent and the Banks may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Agent and the Banks might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantors or otherwise operate as a release or discharge of the Guarantors, all of which may be done without notice to the Guarantors.

5. Representations and Warranties of Guarantors.

         5.1. Corporate Authority.

         (a) Formation or Incorporation; Good Standing.

               Each Guarantor (i) is a corporation, or in the case of KTUL, LLC, KATV, LLC and WCIV, LLC, a limited liability company, duly organized, validly existing and in good standing under the laws of the its state of formation or incorporation, (ii) has all requisite corporate or limited liability company power, authority and legal right to own and operate its


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

property, to lease the property it operates as lessee and to conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation or foreign limited liability company, as applicable, and is duly authorized to do business in each jurisdiction where such qualification is necessary except where (x) a failure to be so qualified would not have a materially adverse effect on the business assets or financial condition of the Guarantor or the Guarantor and its Subsidiaries, taken as a whole or the Guarantor's ability to perform the Obligations or (y) the Guarantor or such Subsidiary has applied for qualification to do business in such jurisdiction and such application is pending.

         (b) Authorization.

               The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Guarantor or any Guarantor is or is to become a party and the transactions contemplated hereby and thereby (i) are within the authority and legal right of each Guarantor, (ii) have been duly authorized by all necessary proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which each Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to any Guarantor which would have a materially adverse effect on the business, assets or financial condition of such Guarantor, and (iv) do not conflict with any provision of the charter or the By-Laws or limited liability company agreement, as applicable, or any agreement or any instrument binding upon, any Guarantor.

         (c) Enforceability.

               The execution and delivery of this Guaranty and the other Loan Documents to which any Guarantor is or is to become a party will result in valid and legally binding obligations of any Guarantor enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         5.2. Governmental Approvals.

         The execution, delivery and performance by the Guarantors of this Guaranty and the other Loan Documents to which any Guarantor is or is to become a party and the transactions contemplated hereby and thereby do not require the Borrower or any of its Subsidiaries to obtain the approval or consent of, to make a filing with, or to perform or obtain the performance of any other act by or in respect of any governmental agency or authority other than those already obtained or performed.

6. Unenforceability of Obligations Against Borrower. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if the Guarantors at all times had been the principal obligor on


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

all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

7. Subrogation; Subordination. Until the payment and performance in full of all Obligations and any and all obligations of the Borrower to any affiliate of the Agent and the Banks, the Guarantors shall not exercise any rights against the Borrower arising as a result of payment by the Guarantors hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Agent and the Banks or their affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantors will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantors to the Borrower; and the Guarantors waive any benefit of and any right to participate in any collateral which may be held by the Agent or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantors is hereby subordinated to the prior payment in full of the Obligations. The Guarantors agree that after the occurrence and during the continuance of any Event of Default in the payment or performance of the Obligations, the Guarantors will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantors until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, when an Event of Default has occurred and is continuing, the Guarantors shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantors as trustee for the Agent and the Banks and be paid over to the Agent on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

8. Security; Set-off. If an Event of Default shall have occurred and be continuing, each Bank and each of its affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Bank or any such affiliate to or for the credit or the account of any Guarantor or any other Loan Party against any and all of the obligations of Guarantor or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Bank or any such affiliate, irrespective of whether or not such Bank shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Bank different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Bank and their respective affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Bank or its respective affiliates may have. Each Bank agrees to notify Guarantor and Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. ANY AND ALL RIGHTS TO REQUIRE THE AGENT OR ANY BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS,


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

CREDITS OR OTHER PROPERTY OF BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

9. Successors and Assigns. This Guaranty shall be binding upon the Guarantors, jointly and severally, their successors and assigns, and shall inure to the benefit of and be enforceable by the Agent, the Banks and their successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Agent and the Banks may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, in accordance with the provisions of the Amended and Restated Credit Agreement, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Agent and the Banks herein.

10. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent and the Banks to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

11. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantors, at 808 17(th) Street, N.W., Suite 300, Washington, D.C. 20006,
Attention: Stephen P. Gibson (with a copy to Fulbright & Jaworski, 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604, Attention: Marilyn Mooney, Esq.), and if to the Agent and the Banks, c/o Bank of America, N.A., as Agent, 100 Federal Street, Boston, Massachusetts 02110, Attention: Mr. Chris C. Holmgren, Senior Vice President, or at such other address as either party may designate in writing.

12. Governing Law; Consent to Jurisdiction. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantors agree that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantors by mail at the address specified in Section 11 hereof. The Guarantors hereby waive any objection that they may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS


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

CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14. Further Assurances. The Guarantors agree that they will, from time to time at the request of the Agent, provide to the Agent, for the benefit of the Agent and the Banks, its most recent audited and unaudited balance sheets and related statements of income and changes in financial condition (prepared on a consolidated basis with the Guarantor's subsidiaries, if any) and such other information relating to the business and affairs of the Guarantors as the Agent may reasonably request. The Guarantors also agree to do all such things and execute all such documents, including financing statements as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Agent hereunder.

15. Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not effect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.


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

IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed and delivered by its duly authorized officer as of the date appearing on page one.



                                    ALLFINCO, INC.


                                    By:  /s/ Stephen P. Gibson
                                       -----------------------------------------
                                        Name:  Stephen P. Gibson
                                        Title:  Vice President




                                    KATV, LLC


                                    By:  /s/ Stephen P. Gibson
                                       -----------------------------------------
                                        Name:  Stephen P. Gibson
                                        Title:  Vice President




                                    KTUL, LLC


                                    By:  /s/ Stephen P. Gibson
                                       -----------------------------------------
                                        Name:  Stephen P. Gibson
                                        Title:  Vice President




                                    WSET, INCORPORATED


                                    By:  /s/ Stephen P. Gibson
                                       -----------------------------------------
                                        Name:  Stephen P. Gibson
                                        Title:  Vice President



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

                                    ALLBRITTON TELEVISION PRODUCTIONS, INC.


                                    By:  /s/ Stephen P. Gibson
                                       -----------------------------------------
                                        Name:  Stephen P. Gibson
                                        Title:  Vice President




                                    TV ALABAMA, INC.


                                    By:  /s/ Stephen P. Gibson
                                       -----------------------------------------
                                        Name:  Stephen P. Gibson
                                        Title:  Vice President




                                    HARRISBURG TELEVISION, INC.


                                    By:  /s/ Stephen P. Gibson
                                       -----------------------------------------
                                        Name:  Stephen P. Gibson
                                        Title:  Vice President




                                    WCIV, LLC


                                    By:  /s/ Stephen P. Gibson
                                       -----------------------------------------
                                        Name:  Stephen P. Gibson
                                        Title:  Vice President



                                    ACC LICENSEE INC.


                                    By:  /s/ Stephen P. Gibson
                                       -----------------------------------------
                                        Name:  Stephen P. Gibson
                                        Title:  Vice President




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